DELAWARE GROUP ADVISER FUNDS
Delaware Diversified Income Fund

Supplement to the Fund's Statement of Additional Information
Dated February 28, 2006

The following information is added to the section titled "Portfolio Managers-Other Accounts" beginning on page 33:
No. of

Accounts Total Assets
Name	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Ryan K. Brist
Registered Investment Companies	10	$2.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	30	$3.0 billion	0	$0

Managed

No. of Accounts with

Performance-Based

Fees

This supplement is dated June 6, 2006.o

Performance-